FREEPORT-McMoRAN
COPPER & GOLD



Connecting the World

3rd Quarter 2011
Earnings Conference Call

October 19, 2011

www.fcx.com

FCX
LISTED
NYSE

FREEPORT-MCMORAN COPPER & GOLD

Cautionary Statement

This presentation contains forward-looking statements in which we discuss factors we believe may affect our potential performance in the future. Forward-looking statements are all statements other than statements of historical facts, such as statements regarding projected ore grades and milling rates, projected production and sales volumes, projected unit net cash costs, projected operating cash flows, projected capital expenditures, the impact of copper, gold, molybdenum and cobalt price changes, reserve estimates, exploration efforts and results, mine production and development plans, the impact of deferred intercompany profits on earnings, liquidity, other financial commitments and tax rates, potential prepayments of debt, projected EBITDA, future dividend payments and potential share purchases. The words "anticipates," "may," "can," "plans," "believes," "estimates," "expects," "projects," "intends," "likely," "will," "should," "to be" and any similar expressions are intended to identify those assertions as forward-looking statements. The declaration of dividends is at the discretion of the Company's Board of Directors and will depend on the Company's financial results, cash requirements, future prospects, and other factors deemed relevant by the Board. This presentation also includes forward-looking statements regarding mineralized material not included in reserves. The mineralized material described in this presentation will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material not included in reserves will become proven and probable reserves.

We caution readers that forward-looking statements are not guarantees of future performance and our actual results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Important factors that can cause our actual results to differ materially from results anticipated in the forward-looking statements include commodity prices, mine sequencing, production rates, industry risks, regulatory changes, political risks, potential effects of violence in Indonesia, the resolution of administrative disputes in the Democratic Republic of Congo, weather and climate-related risks, labor relations including the resolution of labor negotiations and strikes in Indonesia and Peru, environmental risks, litigation results, currency translation risks and other factors described in more detail under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2010, filed with the U.S. Securities and Exchange Commission (SEC) as updated by our subsequent filings with the SEC.

Investors are cautioned that many of the assumptions on which our forward-looking statements are based are likely to change after our forward-looking statements are made, including for example commodity prices, which we cannot control, and production volumes and costs, some aspects of which we may or may not be able to control. Further, we may make changes to our business plans that could or will affect our results. We caution investors that we do not intend to update our forward-looking statements, notwithstanding any changes in our assumptions, changes in our business plans, our actual experience, or other changes, and we undertake no obligation to update any forward-looking statements more frequently than quarterly.

This presentation also contains certain financial measures such as unit net cash (credits) costs per pound of copper and per pound of molybdenum. As required by SEC Regulation G, reconciliations of these measures to amounts reported in the Company's consolidated financial statements are in the supplemental schedule, "Product Revenues and Production Costs," which is available on our internet website www.fcx.com.

FREEPORT-McMoRAN COPPER & GOLD

3Q11 Highlights

Sales Data	3Q11	3Q10	9-mo '11	9-mo '10
Copper				
Consolidated Volumes (mm lbs)	947	1,081	2,875	2,955
Average Realization (per lb)	$3.60	$3.50	$3.94	$3.33
Site Production & Delivery Unit Costs (per lb)	$1.71	$1.38	$1.65	$1.38
Unit Net Cash Costs (per lb)	$0.80	$0.82	$0.84	$0.87
Gold				
Consolidated Volumes (000's ozs)	409	497	1,245	1,273
Average Realization (per oz)	$1,693	$1,266	$1,565	$1,204
Molybdenum				
Consolidated Volumes (mm lbs)	19	17	60	50
Average Realization (per lb)	$16.34	$16.06	$17.57	$16.43

Financial Results (in millions, except per share amounts)	3Q11	3Q10	9-mo '11	9-mo '10
Revenues	$5,195	$5,152	$16,718	$13,379
Net Income Applicable to Common Stock	$1,053 (1)	$1,178	$3,920 (1)	$2,724
Diluted Earnings Per Share	$1.10 (1)	$1.24 (2)	$4.10 (1)	$2.94 (2)
Operating Cash Flows (3)	$1,835	$1,336	$5,874	$4,218
Capital Expenditures	$717	$350	$1,749	$877
Total Debt	$3,535	$4,779	$3,535	$4,779
Consolidated Cash	$5,128	$3,720	$5,128	$3,720

(1) Includes additional taxes of $50 million ($0.05/share), associated with Peru's new mining tax and royalty regime.
(2) Amounts have been adjusted to reflect the February 1, 2011, 2:1 stock split.
(3) Includes working capital sources (uses) of $256 mm in 3Q11, $(636) mm in 3Q10, $(126) mm for 9-mos 2011 and $(529) mm for 9-mos 2010.

FREEPORT-McMoRAN COPPER & GOLD

Balance Sheet



(US$ billions)
Total Debt
$20
$15
$10
$5
$0
$17.6 (1)
$7.4
$3.5
At Time of PD Acquisition in March 2007
12/31/08
9/30/11

	At Time of PD Acquisition in March 2007	12/31/08	9/30/11
Consolidated Cash	*$3.4*	*$0.9*	*$5.1*
Net Debt/(Cash)	*$14.2*	*$6.5*	*$(1.6)*

- **Repaid $3.8 bn in Debt Since YE 2008 (~50% Reduction)**
- **Significant Liquidity**
- **Strong Credit Metrics**
- **No Near-term Maturities**
- **Investment Grade Rated by S&P, Moody's, Fitch**

(1) Pro Forma year-end 2006 total debt of $1.6 billion plus $16 billion in acquisition debt.

FREEPORT-McMoRAN COPPER & GOLD

Quarterly Operating Highlights

3Q11 Unit Production Costs

(per pound of copper)	North America	South America	Indonesia	Africa	Consolidated
Cash Unit Costs					
Site Production & Delivery (1)	$1.86	$1.38	$1.98	$1.55	$1.71
By-Product Credits	(0.55)	(0.36)	(2.80)	(0.51)	(1.09)
Treatment Charges	0.11	0.13	0.18	-	0.13
Royalties (1)	-	-	0.16	0.08	0.05
Unit Net Cash Costs (Credits)	$1.42	$1.15	$(0.48)	$1.12	$0.80

Sales From Mines for 3Q11 & 3Q10 by Region



North America
South America (3)
Indonesia
Africa (4)
307
267
Cu
mm lbs
19(2)
17(2)
Mo
mm lbs
322
377
Cu
mm lbs
253
364
Cu
mm lbs
384
466
Au
000's ozs
65
73
Cu
mm lbs
3Q11 3Q10 3Q11 3Q10 3Q11 3Q10 3Q11 3Q10 3Q11 3Q10 3Q11 3Q10

(1) Production costs include profit sharing in South America and severance taxes in North America.
(2) Includes 2 mm lbs in 3Q11 and 3Q10 from South America.
(3) Gold sales totaled 23k ozs in 3Q11 and 30k ozs in 3Q10. Silver sales totaled 834k ozs in 3Q11 and 883k ozs in 3Q10.
(4) Cobalt sales totaled 6 mm lbs in 3Q11 and 3Q10.
NOTE: For a reconciliation of unit net cash costs (credits) per pound to production and delivery costs applicable to sales reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" on FCX's website.

FREEPORT-McMoRAN COPPER & GOLD

Markets



LME Copper Price
LME & COMEX Exchange Stocks*
000's Metric Tons
Cents Per Pound
2,500
2,000
1,500
1,000
500
0
500
400
300
200
100
0
Jan-99 Jul-99 Jan-00 Jul-00 Jan-01 Jul-01 Jan-02 Jul-02 Jan-03 Jul-03 Jan-04 Jul-04 Jan-05 Jul-05 Jan-06 Jul-06 Jan-07 Jul-07 Jan-08 Jul-08 Jan-09 Jul-09 Jan-10 Jul-10 Jan-11 Jul-11

*LME and Comex, excluding Shanghai stocks, producer, consumer and merchant stocks.

London Gold Price ($/oz)



$2,000
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
Jan-99 Jan-00 Jan-01 Jan-02 Jan-03 Jan-04 Jan-05 Jan-06 Jan-07 Jan-08 Jan-09 Jan-10 Jan-11

Molybdenum Price* ($/lb)



$40
$35
$30
$25
$20
$15
$10
$5
$0
Jan-02 Jan-03 Jan-04 Jan-05 Jan-06 Jan-07 Jan-08 Jan-09 Jan-10 Jan-11

*Metals Week – Molybdenum Dealer Oxide Price

FREEPORT-MCMORAN COPPER & GOLD

Copper Market Commentary

- Macro-Economic Factors Influencing Investor Sentiment & Financial Markets
- Physical Markets Remain Relatively Tight
- Supply Side Constraints Continue
- Expect Near-Term Volatility
- Positive Medium/Long-Term Outlook

FREEPORT-MCMORAN COPPER & GOLD

Labor Situations

Grasberg

- PT-FI has Worked in Good Faith to Reach a Mutually Satisfactory Agreement with Union
- Strike has No Basis Under Indonesian Law
- PT-FI Designated as a "Vital National Object" – Supported by Government
- PT-FI's Pay Package is at the Top for Workers in Indonesia; PT-FI Offering Substantial Increase
- PT-FI and Union Participated in Mediation Process; PT-FI Accepted Recommendations of Mediator
- 3Q11 Production Impact: 70 mm lbs of Copper and 100k oz of Gold
- 4Q11-to-Date Mill Rate: 182k tpd (~75-80% of Normal)
- PT-FI Committed to Fair and Reasonable Resolution

Cerro Verde

- Working in Good Faith to Complete New Labor Agreement
- Production Has Not Been Materially Affected

FREEPORT-MCMORAN
COPPER & GOLD

Value Creation Focus



MINERAL RESOURCES
RESERVE ADDITIONS
INVESTMENT IN ATTRACTIVE DEVELOPMENT PROJECTS
PRODUCTION GROWTH
CASH FLOWS/ RETURNS

FCX Copper Resources at 12/31/2010

Recoverable Reserves *(a)*	**120 bn lbs**
Mineralized Material (contained) *(b)*	**110 bn lbs**
Total Reserves *(a)* **& Mineralized Material** *(b)*	**230 bn lbs**

(a) Estimate of recoverable proven and probable copper reserves using a long-term average copper price of $2.00/lb; 98 billion pounds net to FCX's interest.
(b) Estimate of consolidated contained copper resources using a long-term copper price of $2.20/lb. ***Mineralized Material is not included in reserves and will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material will become proven and probable reserves. See Cautionary Statement.***

North American Copper Projects


Morenci Mill Restart (a)


Miami Restart (b)


Morenci Mine Rate Increase (a)


Chino Restart (c)

(a) Morenci Mill Restart & Mine Rate Increase completed in 2011; incremental copper of 125mm lbs/year
(b) Miami Mine Restart project is in progress with completion in 2012; incremental copper of 70mm lbs/year
(c) Chino Mine and Mill Restart is in progress with 100mm lbs copper/year in 2012 & 2013 and 200mm lbs copper in 2014

Freeport-McMoRan Copper & Gold

Climax Molybdenum Restart

- **Advanced Stage Project**
  - **Start-up in 2012 with ramp up to 20mm lbs/year during 2013**
  - **Depending on market conditions, Climax may increase to 30mm lbs/yr**
  - **FCX will operate its Mo mines in a flexible manner to meet market needs**
- **Construction 80% complete**
  - **Initiated mine development**
  - **Construction to be completed in early 2012***


SAG & Ball Mills


Rougher Flotation

- ***$400mm in 2011***
- ***30mm lbs/year with expansion options***

** $575mm in costs incurred through 9/30/11; $135mm in remaining plant & mine development costs and ~$200mm for tailings dam & water treatment facilities (to be completed after start-up)*

El Abra Sulfolix

- **Commenced production in 1Q11**
  - Ore crushing, conveying, stacking, leaching & PLS transfer systems complete
  - Currently extending leach pad
- **Project extends life 10+ years – ~300MM lbs Cu/yr aggregate**



Sulfolix Stacking
Portable Stacker

- **Approximate $725MM project through 2015 with $580MM* for initial phase to be completed in 2011**
- **Large sulfide deposit**
  - Studies initiated for potential major mill project
  - Recent drilling has returned a number of intercepts with 400-1,000 meters of >0.5% Cu

* *approximately $495mm spent to-date*

Long-Term Underground Mine Development in Indonesia

Grasberg Block Cave



Main Shaft



Hoist Drum

- Significant undeveloped UG reserves
  - Aggregate reserves of 37 billion lbs Cu & 33 million ozs Au
- DOZ expanded to 80K t/d
- Initiated mining at Big Gossan – full rates of 7K t/d by late 2012
- Grasberg Block Cave – ramp-up to commence on completion of open pit
- Deep MLZ – completed Feasibility Study with start-up in 2015
- Underground production expected to reach 240K t/d
- PT-FI's share of UG development expected to average $500 MM/year over next five years

FREEPORT-MCMORAN COPPER & GOLD

Underground Ore Bodies

- Significant UG reserves close to existing mill facilities; topography allows for horizontal access to UG ore bodies
- Large-scale & high-grade with economies of scale; UG production expected to reach 240K t/d
- Highly efficient block cave operations; "block cavable", a low-cost UG mining method
- Expected to be among the lowest cost producers in the world

	Grasberg Open Pit	DOZ UG BC
Ore (000's t/d)	150	80
Operating cost		
$/material mined	$3.20	$6.40
$/t ore	$16.50	$6.40
Stripping ratio	4.2x	--

Note: based on 2010 results

FREEPORT-McMoRAN COPPER & GOLD

Near-Term Copper Projects Under Evaluation

Mill Expansions	Incremental Copper (mm lbs/year)	Preliminary Capital* ($ billions)	Achieve Full Rates
Cerro Verde (360K)	600	$4.0	2016
Morenci (115K)	225	1.2	2014
Tenke (14K)	150	0.9	2013
TOTAL	975	$6.1	

~1 billion lbs/year Incremental Cu
~$6 billion Capital Investment

* *preliminary estimates and excludes capitalized interest; Cerro Verde and Tenke Feasibility Studies completed, Morenci Feasibility Study in progress*

FREEPORT-MCMORAN COPPER & GOLD

Development Opportunities
Morenci Mill Expansion

Key Project Metrics

- ***Expand mill to 115K t/d***
- ***Increase mining rate to 900K st/d (from 700K st/d)***
- ***Capital costs: ~$1.2 billion***
- ***Incremental Production: 225mm lbs Cu/year***

- **Completion of Feasibility Study expected by early 2012**
- **Permitting to begin in 2H 2011**
- **Achieve full rates in 2014**
- **On-going exploration results continue to support potential for larger expansion**

Positive drilling results continue to expand potential milling sulfide resource in this multi-year program


Copper (bln lbs)
26.0
Cumulative Production (since 1943)
14.5
Reserves
11.1
Mineralized Material* (contained)


Copper Production
mm lbs Cu
800
600
400
200
0
with Expansion
2007
2008
2009
2010
2011e
2014e

*estimate of consolidated contained copper resources using a long-term copper price of $2.20/lb. Mineralized Material is not included in reserves and will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material will become proven and probable reserves. e=estimate. See Cautionary Statement.

FREEPORT-MCMORAN COPPER & GOLD

Development Opportunities
Cerro Verde Mill Expansion

Key Project Metrics

- ***Expand mill from 120K t/d to 360K t/d***
- ***Increase mining rate from 320K t/d to 850K t/d***
- ***Capital costs: ~$4 billion***
- ***Incremental Production: 600mm lbs Cu/year, 15mm lbs Mo/year***
- ***Reserve Life: 78 years current, 30 years new***

- **Exploration expected to continue to add to reserves**
- **Proven technology**
- **Waste water treatment plant positive for community**
- **EIS to be filed in 4Q11**
- **Construction to commence in 2013**
- **Completion expected in 2016**



Bridge
Santa Rosa Pit
Cerro Verde Pit
Cerro Verde

Cu Reserves

(bln lbs)



2008-2010 Production
Year-end Reserves
29.4
27.4
14.8
2007
2010

Cu Production

(mm lbs/year)



1,100
670
No Expan.
Incremental with Expansion
2011e
2016-2020e

e = estimate. See Cautionary Statement.

FREEPORT-McMoRAN COPPER & GOLD

Development Opportunities
Tenke Fungurume Expansion

Key Project Metrics

- ***Expand mill to 14K t/d***
- ***Increase mining rate from 60K t/d to 150K t/d***
- ***Add tankhouse capacity***
- ***Capital costs: $850 million***
- ***Incremental Production: 150mm lbs Cu/year in approximate two year timeframe***

Exploration activities continue to support opportunities for future expansion


Kwatebala Mine


Site Map
Overburden Storage
Processing Facility
Tailings Storage Facility
Fwaulu Deposits
Kwatebala Deposit
Tenke Village
Tenke Deposits
Dipeta Syncline Exploration
Pumpi Deposits
Airstrip
Construction Village
Power Substation
Fungurume Village
Camp
5 km
Facilities
Copper Deposits
National Road
Rail Line
220 kV Power Line
120 kV Power Line

Potential Additional Projects

North America

- Sulfides/Mill Projects
  - Large Scale Morenci
  - Sierrita
  - Bagdad
  - Ajo
  - Twin Buttes
- Safford/Lone Star

South America

- El Abra Mill

Africa

- Future Expansion of Tenke Oxides
- Tenke Sulfides

Exploration Targets in Major Mineral Districts


Safford/Lone Star/Morenci District
Cerro Verde
Tenke Fungurume/Africa
Grasberg/Indonesia

Exploration in 2011e $250 million


North America 28%
South America 37%
Africa 17%
14% Indonesia
4%
Australasia & Other Areas

Note: FCX's consolidated share; e = estimate. See Cautionary Statement.

FREEPORT-McMoRAN COPPER & GOLD

2011 Outlook

- **Sales Outlook:**
  - **Copper: 3.8 Billion lbs.**
  - **Gold: 1.6 Million ozs.**
  - **Molybdenum: 78 Million lbs.**
- **Unit Net Cash Cost(1):**
  - **$0.95/lb**
- **Operating Cash Flows(2):**
  - **~$7 Billion (@$3.25/lb Copper for 4Q11)**
  - **Each 10¢/lb Change in Copper in 4Q11 = $75 Million in 2011**
- **Capital Expenditures:**
  - **$2.6 Billion**

(1) Assumes average prices of $1,600/oz gold and $14/lb molybdenum in 4Q11.

(2) Assumes average prices of $1,600/oz gold and $14/lb molybdenum in 4Q11; each $50/oz change in gold would have an approximate $10 MM impact, and each $2.00/lb change in molybdenum would have an approximate $10 MM impact.

NOTE: Amounts are projections; 2011 sales estimates reflect reduced operations at PT-FI, resulting from the current strike conditions. Estimates are subject to change based on operating rates, mine plans, the extent to which PT-FI can operate using a reduced workforce, and the timing of the resumption of normal operations. See cautionary statement.

FREEPORT-MCMORAN COPPER & GOLD

Near-Term Sales Profile

Excludes current projects under evaluation

Copper Sales (billion lbs)



5
4
3
2
1
0
3.9
3.8
3.9
4.2
2010
2011e
2012e
2013e

Note: Consolidated copper sales include approximately 756 mm lbs in 2010, 725 mm lbs in 2011e, 745 mm lbs in 2012e, and 770 mm lbs in 2013e for noncontrolling interest; excludes purchased copper.

Gold Sales (million ozs)



2
1
0
1.9
1.6
1.1
1.7
2010
2011e
2012e
2013e

Note: Consolidated gold sales include approximately 184k ozs in 2010, 155k ozs in 2011e, 115k ozs in 2012e, and 170k ozs in 2013e for noncontrolling interest.

Molybdenum Sales (million lbs)



100
80
60
40
20
0
67
78
80
90
2010
2011e
2012e
2013e

NOTE: 2011 sales estimates reflect reduced operations at PT-FI, resulting from the current strike conditions. Estimates are subject to change based on operating rates, mine plans, the extent to which PT-FI can operate using a reduced workforce, and the timing of the resumption of normal operations. e = estimate. See Cautionary Statement.

2011e Quarterly Payable Metal Sales

Copper Sales (million lbs)


1,250
1,000
750
500
250
0
926
1,002
947
915
1Q11
2Q11
3Q11
4Q11e

Note: Consolidated copper sales include approximately 173 mm lbs in 1Q11, 186 mm lbs in 2Q11, 179 mm lbs in 3Q11 and 187 mm lbs in 4Q11e for noncontrolling interest; excludes purchased copper.

Gold Sales (thousand ozs)


500
375
250
125
0
480
356
409
305
1Q11
2Q11
3Q11
4Q11e

Note: Consolidated gold sales include approximately 47k ozs in 1Q11, 36k ozs in 2Q11, 41k ozs in 3Q11 and 31k oz in 4Q11e for noncontrolling interest.

Molybdenum Sales (million lbs)


25
20
15
10
5
0
20
21
19
18
1Q11
2Q11
3Q11
4Q11e

NOTE: 4Q 2011 sales estimates reflect reduced operations at PT-FI, resulting from the current strike conditions. Estimates are subject to change based on operating rates, mine plans, the extent to which PT-FI can operate using a reduced workforce, and the timing of the resumption of normal operations. e = estimate. See Cautionary Statement.

2011 Operating Estimates

2011e Unit Production Costs

(per pound of copper)	North America	South America	Indonesia	Africa	Consolidated
Cash Unit Costs (1)					
Site Production & Delivery (2)	$1.81	$1.36	$2.06	$1.56	$1.70
By-product Credits	(0.50)	(0.35)	(2.37)	(0.61)	(0.94)
Treatment Charges	0.11	0.16	0.18	-	0.14
Royalties (2)	-	-	0.16	0.08	0.05
Unit Net Cash Costs	$1.42	$1.17	$0.03	$1.03	$0.95

2011e Sales From Mines by Region

North America | South America | Indonesia | Africa



1,225
Cu
mm lbs
78 (3)
Mo
mm lbs
1,310
Cu
mm lbs
0.1
Au
mm ozs
980
Cu
mm lbs
1.45
Au
mm ozs
275
Cu
mm lbs
25
Co
mm lbs

(1) Estimates assume average prices of $3.25/lb for copper, $1,600/oz for gold, $14/lb for molybdenum and $14/lb for cobalt for the remaining three months of 2011. Quarterly unit costs will vary significantly with quarterly metal sales volumes and average prices and are subject to change based on the timing of the resumption of normal operations at PT-FI and other factors. Consolidated unit net cash costs for 2011 would change by ~$0.006/lb for each $50/oz change in gold and by ~$0.004/lb for each $2/lb change in molybdenum for the remaining three months of 2011.

(2) Production costs include profit sharing in South America and severance taxes in North America.

(3) Includes molybdenum produced in South America.

Note: e = estimate. See Cautionary Statement.

FREEPORT-McMoRAN COPPER & GOLD

EBITDA and Cash Flow at Various Copper Prices

Average EBITDA*

($1,200 Gold & $12 Molybdenum)



(US$ billions)
$12
$9
$6
$3
$0
Cu $3.00/lb
Cu $3.50/lb
Cu $4.00/lb

Average Operating Cash Flow (excluding Working Capital changes)*

($1,200 Gold & $12 Molybdenum)



(US$ billions)
$8
$6
$4
$2
$0
Cu $3.00/lb
Cu $3.50/lb
Cu $4.00/lb

*Based on operating plans, volumes and costs for average of 2012e & 2013e.

Note: For 2012e/2013e average, each $50/oz change in gold approximates $70 million to EBITDA and $40 million to operating cash flow; each $2.00/lb change in molybdenum approximates $150 million to EBITDA and $120 million to operating cash flow. EBITDA equals operating income plus depreciation, depletion and amortization.

e = estimate. See Cautionary Statement.

FREEPORT-McMoRAN COPPER & GOLD

Sensitivities

Change	EBITDA	Operating Cash Flow
	(US$ millions)	
Copper: -/+ $0.10/lb	$380	$265
Molybdenum: -/+ $1.00/lb	$75	$60
Gold: -/+ $50/ounce	$70	$40
Diesel[(1)]: -/+ 10%	$80	$60
Purchased Power[(2)]: -/+ 10%	$45	$35
Currencies[(3)]: +/- 10%	$130	$100

(1) $3.40/gallon base case assumption.

(2) 6.7¢/kWh base case assumption.

(3) U.S. Dollar Exchange Rates: 480 Chilean peso, 8,500 Indonesian rupiah, $1.05 Australian dollar, $1.35 Euro, 2.85 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against foreign currencies equates to a cost benefit of noted amounts.

NOTE: Based on 2012e/2013e average. Operating cash flow amounts exclude working capital changes. e = estimate. See Cautionary Statement.

FREEPORT-MCMORAN COPPER & GOLD

Capital Expenditures (1)



Major Projects
All Other
Near-term Projects Under Evaluation(5)
(US$ billions)
$5
$4
$3
$2
$1
$0
$1.4
0.7
0.7 (2)
$2.6
1.2
1.4(3)
$3.7
1.0
1.4
1.3 (4)
2010
2011e
2012e

(1) Capital expenditure estimates will continue to be reviewed and revised subject to market conditions.
(2) Primarily includes El Abra sulfide, Grasberg underground development, Climax construction activities and Safford sulphur burner.
(3) Primarily includes Grasberg underground development, Climax construction activities and El Abra sulfide, as well as engineering and studies for near-term development projects.
(4) Primarily includes Grasberg underground development, as well as engineering and studies for near-term development projects.
(5) Near-term copper projects under evaluation including Cerro Verde 240K Expansion, Morenci Mill Expansion and Tenke 14K expansion.
Note: Includes capitalized interest.
e= estimate. See Cautionary Statement.

Financial Policy

- Maintain Strong Balance Sheet & Liquidity Position
- Invest in Attractive Growth Projects
- Opportunistic Debt Repayment
- Current Common Stock Dividend Rate: $1.00/Share per Annum
- Paid ~$950 Million in Supplemental Dividends (December 2010 and June 2011)
- Board to Review Financial Policy on an Ongoing Basis

FCX Investment Summary

- World's Premier Publicly Traded Copper Company
- World's Largest Molybdenum Producer & Significant Gold Producer
- Long-lived Reserves, Geographically Diverse Operations
- Flexible Operating Structure Can Respond to Varying Market Conditions
- Significant Reserve Growth

Reference Slides

FREEPORT-McMoRAN COPPER & GOLD

PT-FI Mine Plan

PT-FI's Share of Metal Sales, 2011e-2015e

2011e – 2015e PT-FI Share
Total: 5.9 billion lbs copper
Annual Average: 1.18 billion lbs

2011e – 2015e PT-FI Share
Total: 8.15 million ozs gold
Annual Average: 1.63 million ozs



Copper, billion lbs
Gold, million ozs
1.0
1.45
1.0
1.0
1.1
1.6
1.3
1.7
1.5
2.4
2011e
2012e
2013e
2014e
2015e

e = estimate. Amounts are projections; see Cautionary Statement.
Note: Timing of annual sales will depend upon mine sequencing, shipping schedules and other factors. 2011 sales estimates reflect reduced operations at PT-FI, resulting from the current strike conditions. Estimates are subject to change based on operating rates, mine plans, the extent to which PT-FI can operate using a reduced workforce, and the timing of the resumption of normal operations.

Grasberg Open Pit


9N
8E
9S
N

Mining Sequence in 2011

Copper Equivalent Cross Section


A
B
8E and 9N are the Primary Ore Pushbacks in 2011
9S
9N*
End 2010
8E
1Q11
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

* 9N is in ore north of this cross-section

FREEPORT-McMoRAN COPPER & GOLD

Mining Sequence in 2011

Copper Equivalent Cross Section



A
B
8E and 9N are the Primary Ore Pushbacks in 2011
9S
9N*
End 2010
8E
1Q11
2Q11
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

* 9N is in ore north of this cross-section

FREEPORT-MCMORAN COPPER & GOLD

Mining Sequence in 2011

Copper Equivalent Cross Section


A
B
8E and 9N are the Primary Ore Pushbacks in 2011
9S
9N*
3Q11
End 2010
8E
1Q11
2Q11
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

* 9N is in ore north of this cross-section

Mining Sequence in 2011

Copper Equivalent Cross Section



A
B
8E and 9N are the Primary Ore Pushbacks in 2011
9S
9N*
3Q11
End 2010
8E
1Q11
2Q11
4Q11
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

* 9N is in ore north of this cross-section

Mining Sequence in 2012

Copper Equivalent Cross Section



A
B
9N is the Primary Ore Pushback in 2012
9S
9N
8E
End 2011
2012
Grasberg Plan View
A
B
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

FREEPORT-MCMORAN COPPER & GOLD

Mining Sequence in 2013

Copper Equivalent Cross Section



A
B
9N and 9S are the Primary Ore Pushbacks in 2013
9S
9N
End 2012
2013
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

FREEPORT-MCMORAN COPPER & GOLD

Mining Sequence in 2014

Copper Equivalent Cross Section


A
B
9N and 9S are the Primary Ore Pushbacks in 2014
9S
9N
End 2013
2014
Grasberg Plan View
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

FREEPORT-MCMORAN COPPER & GOLD

Mining Sequence in 2015

Copper Equivalent Cross Section


A
B
9S is the Primary Ore Pushback in 2015
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq
9S
End 2014
2015

FREEPORT-McMoRAN COPPER & GOLD

Mining Sequence in 2016

Copper Equivalent Cross Section


A
B
9S is the Primary Ore Pushback in 2016
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq
End 2015
9S
2016